American Federation of Labor and Congress of Industrial Organizations
Housing Investment Trust 485BPOS

Exhibit 1

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Christopher Coleman

(Signature)

Trustee Name:

Christopher Coleman

(Please Print or Type)

Date: February 12, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Vincent Alvarez

(Signature)

Trustee Name:

Vincent Alvarez

(Please Print or Type)

Date: February 3, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Kenneth W. Cooper

(Signature)

Trustee Name:

Kenneth W. Cooper

(Please Print or Type)

Date: February 9, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Timothy J. Driscoll

(Signature)

Trustee Name:

Timothy J. Driscoll

(Please Print or Type)

Date: January 21, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Kevin P. Filter

(Signature)

Trustee Name:

Kevin P. Filter

(Please Print or Type)

Date: January 22, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Bridget Gainer

(Signature)

Trustee Name:

Bridget Gainer

(Please Print or Type)

Date: February 10, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Sean McGarvey

(Signature)

Trustee Name:

Sean McGarvey

(Please Print or Type)

Date: January 25, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Terry O’Sullivan

(Signature)

Trustee Name:

Terry O’Sullivan

(Please Print or Type)

Date: January 28, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Jack F. Quinn, Jr.

(Signature)

Trustee Name:

Jack F. Quinn, Jr.

(Please Print or Type)

Date: January 20, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Kenneth E. Rigmaiden

(Signature)

Trustee Name:

Kenneth E. Rigmaiden

(Please Print or Type)

Date: January 25, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Jamie S. Rubin

(Signature)

Trustee Name:

Jamie S. Rubin

(Please Print or Type)

Date: February 25, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Deidre L. Schmidt

(Signature)

Trustee Name:

Deidre L. Schmidt

(Please Print or Type)

Date: February 3, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Anthony Shelton

(Signature)

Trustee Name:

Anthony Shelton

(Please Print or Type)

Date: January 21, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Elizabeth H. Shuler

(Signature)

Trustee Name:

Elizabeth H. Shuler

(Please Print or Type)

Date: January 25, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Tony Stanley

(Signature)

Trustee Name:

Tony Stanley

(Please Print or Type)

Date: January 21, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Harry W. Thompson

(Signature)

Trustee Name:

Harry W. Thompson

(Please Print or Type)

Date: February 4, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ William C. Thompson, Jr.

(Signature)

Trustee Name:

William C. Thompson, Jr.

(Please Print or Type)

Date: January 26, 2021

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Corinne Smith, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Richard L. Trumka

(Signature)

Trustee Name:

Richard L. Trumka

(Please Print or Type)

Date: February 10, 2021